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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                        --------------------------------
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          SEPTEMBER 30, 2003                             333-05188-A
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Date of Report  (Date of  earliest                Commission File Number
event reported)


                             PHONE1GLOBALWIDE, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                    65-0669842
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                        100 N. BISCAYNE BLVD., SUITE 2500
                              MIAMI, FLORIDA 33132
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               (Address of Principal Executive Offices) (Zip Code)
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                                 (305) 371-3300
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              (Registrant's telephone number, including area code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

        On September 30, 2003, pursuant to a Stock and Promissory Notes Purchase Agreement of the same date, Hispanic Telecommunications Holding, S.A., a Luxembourg company, ("HTH") purchased from GNB Bank (Panama) S.A. ("GNB") (i) $20 million of face amount convertible promissory notes issued by the Registrant on September 30, 2002 (as amended in December 20, 2002), November 26, 2002 and February 17, 2003, and (ii) 38,352,714
        shares of the common stock of the Registrant, par value $0.001 per share. On the same date, HTH converted the notes, in accordance with their terms, into 50,000,000 shares of common stock of the Registrant.

        Further, on September 30, 2003, HTH subscribed to, and purchased from, the Registrant 11,061,047 shares of its common stock for $1.13 per share, or $12,500,000. Such subscription was accepted by the Company and such shares were issued to HTH as of September 30, 2003. The sum of $10,917,871.21 from the $12,500,000 received from HTH was paid by the Registrant to GNB in full repayment of principal and interest under an overdraft facility issued by it and the balance will be used as working capital of the Registrant.

        Prior to the transactions described above, GNB beneficially owned 88,352,714 shares of the common stock of the Registrant, representing approximately 70% of the Registrant's outstanding common stock, as of September 30, 2003. Following the transaction, GNB remained with no shares of the Registrant. HTH became the major shareholder of the Registrant. HTH currently owns 99,414,661 shares of the common stock of the Registrant, representing approximately 70% of the Registrant's outstanding common stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Not applicable.

        (b)    PRO FORMA FINANCIAL STATEMENTS.

               Not applicable.

        (c)    EXHIBITS.

               10.1   Regulation S Subscription  Agreement,  dated September 30,
                      2003,   by  and  between  the   Registrant   and  Hispanic
                      Telecommunications Holding, S.A.

               10.2 Conversion Notice sent by Hispanic Telecommunications Holding, S.A. to Phone1Globalwide, Inc., Phone1, Inc. and Globaltron Communications Corporation relating to the note issued on September 30, 2002, as amended on December 20, 2002.

               10.3 Conversion Notice sent by Hispanic Telecommunications Holding, S.A. to Phone1Globalwide, Inc., Phone1, Inc. and Globaltron Communications Corporation relating to the note issued on November 26, 2002.

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               10.4   Conversion  Notice  sent  by  Hispanic  Telecommunications
                      Holding, S.A. to Phone1Globalwide, Inc., Phone1, Inc. and Globaltron Communications Corporation relating to the note issued on February 17, 2003.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHONE1GLOBALWIDE, INC.

Date:  October 14, 2003             By: /s/ Syed Naqvi
                                        -------------------------------------
                                        Name: Syed Naqvi
                                        Title:   Chief Financial Officer